--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 1997


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-7697               43-6069928

(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)



         500 North Akard Street
           Dallas, Texas  75201                               75201
   (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending January 1997, filed with the Bankruptcy Court on February 21, 1997.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for January 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      I.C.H. CORPORATION


Date:  March 7, 1997               By: /s/Susan A. Brown
                                       -----------------
                                       Susan A. Brown, Attorney-in-Fact

                                Index to Exhibits



                                                                    Sequentially
                                                                        Numbered
Exhibit Number  Description                                             Pages

99              Monthly Operating Report for the Month Ending            37
                January 1997, filed with the United States
                Bankruptcy Court for the Northern District of Texas,
                Dallas Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JANUARY, 1997



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/SUSAN A. BROWN                          MANAGING TRUSTEE
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         2/20/97
---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        2/20/97
---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997                                  ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET

                                       Schedule          January 31        December 31
                                       Reference          Balances           Balances
ASSETS
1. Unrestricted cash                     1.A               $209,353           $454,698
   Short-term investments                1.B             93,189,740         92,000,564
2. Restricted cash & short-term
     investments                         1.C            106,020,563        105,586,641
                                                       ------------       ------------
3. Total cash                                           199,419,656        198,041,903

4. Accounts receivable                   4.A                 73,931            593,049
   Income tax recoverable from purchaser 4.C              7,848,517          7,848,517
6. Notes receivable                      6.A             27,000,000         27,000,000
10.Investment real estate                10.A             2,585,000          2,585,000
15.Investment in subsidiaries            15.A            98,094,728         98,750,232
   Investment common stocks & bonds      15.B            40,419,380         40,434,476
   Distribution & liquidation interest
     in CFSB Corp                        15.C            18,000,000         18,000,000
   Tax indemnification                   15.D            24,600,000         24,600,000
   Other assets                          15.E             1,690,291          1,456,816
                                                       ------------       ------------
           Total assets                                $419,731,503       $419,309,993
                                                       ============       ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses 27.C             5,624,281            491,456
   Accrued interest                      27.B                36,126             33,788
18.Taxes payable                         25.A                    22                 12
                                                       ------------       ------------
           Total postpetition liabilities                 5,660,429            525,256
                                                       ------------       ------------
PREPETITION LIABILITIES
24.Secured notes payable                 24.A            30,323,863         30,323,863
25.Accrued taxes                         25.A             4,798,368          4,798,368
26.Unsecured notes payable               26.A           372,162,000        372,162,000
27.Accrued interest                      27.B            15,673,899         15,673,899
   Other liabilities                     27.C            18,125,920         18,105,759
                                                       ------------       ------------
           Total prepetition liabilities                441,084,050        441,063,889
                                                       ------------       ------------
EQUITY
30.Prepetition owners' equity (deficit)                (108,884,661)      (108,884,661)
31.Postpetition cumulative profit                        72,263,858         76,982,585
32.Change in unrealized gains                             9,607,827          9,622,924
                                                       ------------       ------------
           Total equity                                 (27,012,976)       (22,279,152)
                                                       ------------       ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                      $419,731,503       $419,309,993
                                                       ============       ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


CASH IN BANKS- UNRESTRICTED

                                                   January 31        December 31
Account Name                 Account No.
Bank of Louisville           2449-393-8              ($261.15)         $4,139.82
Operating Account


Bank of Louisville           2449-390-3             63,196.95          64,527.41
General Account


Bank One                     90484306               22,064.75          26,649.83
Custody Account


Bank One                     100171305             121,992.26         351,705.25
Operating Account


First Farmers                70-007-419              1,022.27           1,080.37
Dining Room Account


First Farmers                70-007-427              1,038.00           5,895.00
Pro Shop Account


Petty Cash @ Perry Park                                300.00             700.00
                                                  -----------        -----------
   Total unrestricted cash in banks               $209,353.08        $454,697.68
                                                  ===========        ===========

























                                  SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


SHORT TERM INVESTMENTS

                                            January 31        December 31
United States Treasury Bills
4.46% Due 01/16/97                                 $0.00     $19,962,741.01

United States Treasury Bills
4.96% Due 02/06/97                         44,968,961.51               0.00

United States Treasury Bills
4.95% Due 01/23/97                                  0.00      19,939,224.23

United States Treasury Bills
5.94% Due 01/30/97                                  0.00      24,900,500.23

United States Treasury Bills
5.00% Due 01/23/97                                  0.00      24,923,098.43

Bank One Texas
Time Deposit 5.50% Due 02/03/97             3,275,000.00               0.00

BankAmerica Corp
Time Deposit 5.875% Due 01/02/97                    0.00       2,275,000.00

United States Treasury Bills
4.925% Due 02/06/97                        19,986,289.43               0.00

United States Treasury Bills
4.86% Due 02/13/97                         24,959,489.06               0.00
                                          --------------     --------------
     Total short-term investments         $93,189,740.00     $92,000,563.90
                                          ==============     ==============






                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                        Account No.          January 31        December 31
Latter & Blum Property              0005-65040           $16,594.99         $12,446.75
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & Southwest Financial Corp. (1) 3855124256                 0.00             (93.44)
Escrow Account

Bank of Louisville  (2)
Repurchase Agreement 4.80% Due 01/03/97                        0.00          82,659.54

Bank of Louisville  (2)
Repurchase Agreement 4.80% Due 02/3/97                    82,990.18               0.00

Fidelity Institutional Cash
Due 12/31/97 at Maturity                                   3,055.93           2,931.79

United States Treasury Bills (1)
 Due 01/23/97                                                  0.00      54,766,165.03

United States Treasury Bills (1)
Due 02/06/97                                         105,917,922.29      50,722,531.61
                                                    ---------------    ---------------
  Total restricted cash and short term investments  $106,020,563.39    $105,586,641.28
                                                    ===============    ===============


(1) Escrows established related to sale to Southwestern Financial Corp.
(2) Escrow established related to tax obligations of Consolidated Fidelity.











                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


ACCOUNTS RECEIVABLE

                                                 January 31        December 31
Perry Park:

    Maintenance Fees Receivable                   $150,311.89        $148,254.36


    Allowance for doubtful accounts               (130,000.00)       (130,000.00)
                                                   ----------        -----------
                                                    20,311.89          18,254.36




Other - Due from SWFS                               53,618.37          18,381.98

Shaw - Tax settlement                                    0.00         550,000.00

Income accrual Pro Shop & Dining Room                    0.00           6,412.63
                                                   ----------        -----------
   Total                                           $73,930.26        $593,048.97
                                                   ==========        ===========
































                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES

                                                 January 31        December 31
Due  from Southwestern Financial Corporation for income tax settlement from sale of Southwestern Life, Union Bankers,
     Constitution and Marquette                 $7,848,517.00      $7,848,517.00
                                                =============      =============







































                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


NOTES RECEIVABLE

                                                  January 31        December 31

Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001             $27,000,000.00     $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                                    581,800.00         581,800.00
   Allowance for loss - Ballard Texas Properties    (581,800.00)       (581,800.00)

                                                  -------------     --------------
   Total notes receivable                         27,000,000.00     $27,000,000.00
                                                  =============     ==============



NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


















                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


INVESTMENT REAL ESTATE

                                                January 31        December 31
DESCRIPTION
Perry Park                                     $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00       1,125,000.00
   Allowance for loss on land                    (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55         844,599.55

Deltona Lakes, Florida - Land                       1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)    (2,330,466.35)     (2,330,466.35)
                                               -------------      -------------
   Total investment real estate                $2,585,000.00      $2,585,000.00
                                               =============      =============



































                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


INVESTMENT IN SUBSIDIARIES

                                                 January 31        December 31
   SWL Holding Corporation                              $0.00              $0.00
   Care Financial Corporation                   88,500,000.00 (a)  88,500,000.00
   SLC Financial Services                                0.00 (b)     261,167.37
   Facilities Management Installation            9,351,959.00       9,396,296.00
   BML Agency                                      242,769.05 (b)     592,769.05
                                               --------------     --------------
     Investment in Affiliates                  $98,094,728.05     $98,750,232.42
                                               ==============     ==============


NOTES:

(a) Reflects estimated realizable value of remaining assets owned, net of liabilities.

(b) Dividends were received from SLC Financial Services of $260,739.85 and BML Agency of $350,000.00 during January.

































                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


INVESTMENT IN COMMON STOCKS AND BOND

                                  NUMBER
                                 OF SHARES        January 31        December 31
Common Stocks (at market value):
  Commonwealth Industries            200             $200.00            $200.00
  Churchill Downs                 10,000          340,000.00         360,000.00
  XRC Corp.                        5,595              559.50             559.50

  National Energy Group, Inc.        730            2,646.25           2,509.01
  Ky Central Life Insurance Co.      463               46.30              46.30
  Ky Investors                       300            4,050.00           3,900.00

  Worthington Industries           3,667           71,048.13          66,464.38
  IMO Industries                       2                7.25               6.25
  Transamerica Title                  10              822.50             790.00
                                              --------------     --------------
   Total common stocks                           $419,379.93        $434,475.44
                                              ==============     ==============

Change between periods represents
 change in unrealized                            ($15,095.51)
                                              ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                            40,000,000.00      40,000,000.00
                                              --------------     --------------
   Total Common Stocks & Bonds                $40,419,379.93     $40,434,475.44
                                              ==============     ==============





















                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION

                                                 January 31        December 31
Distribution and liquidation interest in
        CFSB Corporation (Estimated)           $18,000,000.00     $18,000,000.00
                                               ==============     ==============





NOTE:

Letter Agreement dated March 29, 1993, from Consolidated  National  Corporation,
(CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.
































                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


TAX INDEMNIFICATION

                                                 Janaury 31        December 31

Tenneco Indemnification                        $24,600,000.00     $24,600,000.00
                                               ==============     ==============






NOTE:

ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH. On January 16, 1997, the Bankruptcy Court approved the Tenneco Settlement.






























                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


OTHER ASSETS

                                                     January 31        December 31
Accrued Interest on Short Term Investments                $821.25            $679.87

Accrued Interest on Bonds-Unaffiliated                 357,777.78         124,444.44

Accrued Interest on Notes Receivable                 1,347,206.51       1,343,327.84
   Allowance for loss - Ballard Texas Properties       (15,514.68)        (11,636.01)
                                                    -------------      -------------
   Total other assets                               $1,690,290.86      $1,456,816.14
                                                    =============      =============



































                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


SECURED NOTES PAYABLE

                                                 January 31        December 31

Victor Sayyah                                  $30,000,000.00 (1) $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603


Ozark National Life Insurance Co.                  323,863.22 (2)     323,863.22
500 East 9th
Kansas City  MO  64106
                                               --------------     --------------
                                               $30,323,863.22     $30,323,863.22
                                               ==============     ==============








NOTES:

(1) Secured by note receivable of $27,000,000.
    Unsecured in amount of $ 3,000,000.
    See Schedule  6.A

(2) Dated 6-2-78  Mortgage
    Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71
















                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


ACCRUED TAXES

                                                     January 31      December 31
   Prepetition:
Commonwealth of Kentucky     1989-1992 State Income    $69,569.00       $69,569.00
Revenue Cabinet              Tax Audit
Frankfort, KY  40619


Intercompany payable per tax
 sharing agreement & other                           4,728,799.00     4,728,799.00
                                                    -------------    -------------
     Total prepetition accrued taxes                $4,798,368.00    $4,798,368.00
                                                    =============    =============



   Postpetition:
Commonwealth of Kentucky     01/01/97 thru 01/31/97        $21.69           $12.02
Revenue Cabinet              Sales & Use Tax
Frankfort, KY  40619

                                                    -------------    -------------
     Total postpetition accrued taxes                      $21.69           $12.02
                                                    =============    =============






















                                  SCHEDULE 25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


UNSECURED NOTES PAYABLE

                                                     January 31        December 31
Tenneco Inc.                                       $21,900,000.00 (a) $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                                    3,000,000.00       3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996                256,101,000.00     256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003                 91,161,000.00      91,161,000.00
                                                  ---------------    ---------------
     Total unsecured notes payable                $372,162,000.00    $372,162,000.00
                                                  ===============    ===============





NOTE:

(a) ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH. On January 16, 1997, the Bankruptcy Court approved the Tenneco Settlement.











                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


ACCRUED INTEREST

                                                     January 31        December 31
   Prepetition:
Accrued Interest on Secured Debt                     1,584,770.86       1,584,770.86


Accrued Interest on Unsecured Debt                  14,089,128.15      14,089,128.15
                                                   --------------     --------------

   Total prepetition accrued interest              $15,673,899.01     $15,673,899.01
                                                   ==============     ==============




NOTE:

Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:

Accrued Interest on Secured Debt (Ozark)                36,126.30          33,788.27
                                                   --------------     --------------
   Total postpetition accrued interest                 $36,126.30         $33,788.27
                                                   ==============     ==============
















                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


OTHER LIABILITIES

                                                 January 31        December 31

PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                $179,765.09        $179,765.09
P.O. Box 1101
Louisville, KY  40201-1101


Common Stock Dividend Payable @
Bank of Louisville                                 200,398.57         200,398.57
P.O. Box 1101
Louisville, KY  40201-1101


Preferred Dividend Payable @
Bank of Louisville                                  81,064.70          81,064.70
P.O. Box 1101
Louisville, KY  40201-1101


Facilities Management Installation
Inter-company account payable                    6,304,530.11       6,304,530.11

Retired Employee Liability                       5,565,000.00       5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00       5,775,000.00

Bank of Louisville                                  20,161.47               0.00
Trust services 9/12/95
                                               --------------     --------------
   Total of prepetition liabilities            $18,125,919.94     $18,105,758.47
                                               ==============     ==============





POSTPETITION:


Security deposit on real estate investment            $100.00            $100.00
Real Estate Expense Accrual                          1,308.95           1,805.06
Facilities Management Installation                       0.00          21,665.79
General Expense Accrual                          5,622,871.52 (b)     467,885.19
                                               --------------     --------------
   Total of postpetition liabilities            $5,624,280.47        $491,456.04
                                               ==============     ==============



Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.

(b) Includes accruals of $225,000 for postage, $350,000 for Bank of Louisville fees, $4,200,000 for bonuses, $215,000 for KY license tax and $632,872 for professional fees.


                                  SCHEDULE 27.C

I.C.H. Corporation
Case No. 395-36351-RCM-11
Monthly Operating Report
January 31, 1997                                  ACCRUAL BASIS-2

INCOME STATEMENT

                                       Schedule      Month only      Period  to date
                                       Reference      Balance         From 12/31/96
REVENUES:
   Interest income                                     $1,118,833         $1,118,833
   Perry Park revenues                                     10,583             10,583
   Realized capital gains(losses)                               0                  0
   Other income                        1.B                  2,056              2,056
                                                     ------------       ------------
   Total revenues                                       1,131,472          1,131,472
                                                     ------------       ------------
EXPENSES:
9. Directors fees                                               0                  0
11.General and administrative                           5,125,098          5,125,098
                                                     ------------       ------------
                                                        5,125,098          5,125,098
                                                     ------------       ------------
15.Income before non-operating
    income and expenses                                (3,993,626)        (3,993,626)
                                                     ------------       ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of
    subsidiaries                       16.A               (44,336)           (44,336)
18.Gain (loss) on sale of subsidiary                            0                  0
19.Miscellaneous income (expense):
20.Interest expense                    18                  (2,338)            (2,338)
                                                     ------------       ------------
   Net other income (expenses)                            (46,674)           (46,674)
                                                     ------------       ------------
REORGANIZATION EXPENSES:

23.Professional fees                   23                 456,326            456,326
24.U.S. Trustee fees                   24                   8,000              8,000
                                                     ------------       ------------
                                                          464,326            464,326
                                                     ------------       ------------

27.Tax expense (benefit)               27                 214,102            214,102
                                                     ------------       ------------
   Net income (loss)                                   (4,718,728)        (4,718,728)
   Change in unrealized                                   (15,096)           (15,096)
   Net equity (deficit) at beginning of period        (22,279,152)       (22,279,152)
                                                     ------------       ------------
   Net equity (deficit) at end of period             ($27,012,976)      ($27,012,976)
                                                     ============       ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997



OTHER INCOME

                                                Month only      Period  to date
                                                 Balance         From 12/31/96

Commission income                                  $2,056.32          $2,056.32
                                                   ---------          ---------
                                                   $2,056.32          $2,056.32
                                                   =========          =========
































                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997



EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                                Month only      Period  to date
                                                 Balance         From 12/31/96

Care Financial Corp                                    $0.00              $0.00
SLC Financial Services                                  0.00               0.00
Facilities Management Installation, Inc.          (44,336.00)(a)     (44,336.00)
BML Agency                                              0.00               0.00
                                                 -----------        -----------
                                                 ($44,336.00)       ($44,336.00)
                                                 ===========        ===========


NOTE:

(a) Equity in earnings is calculated on a monthly basis only for FMI.























                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997



INTEREST EXPENSE

                                                 Month only      Period  to date
                                                  Balance         From 12/31/96

Ozark National Life                                 $2,338.03          $2,338.03
                                                    ---------          ---------
                                                    $2,338.03          $2,338.03
                                                    =========          =========
























                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997









PROFESSIONAL FEES

                                                 Month only      Period  to date
                                                  Balance         From 12/31/96
Paid & Accrued Postpetition:

Paid during period:
   Winstead, Sechrest & Minick                     $79,553.52         $79,553.52
   Houlihan Lokey Howard & Zukin                    80,121.14          80,121.14
   Gibson, Dunn & Crutcher                          39,734.82          39,734.82
   Pryor, Cashman                                   48,067.78          48,067.78
   Southwest Securities                             28,396.00          28,396.00
   Lightfoot                                        15,466.15          15,466.15
                                                  -----------        -----------
           Total paid for period                   291,339.41         291,339.41
Change in accrual                                  164,986.33         164,986.33
                                                  -----------        -----------
   Total reorganization professional fees         $456,325.74        $456,325.74
                                                  ===========        ===========



















                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997









U.S. TRUSTEE FEES

                                                 Month only      Period  to date
                                                  Balance         From 12/31/96

ICH Corporation                                     $7,500.00          $7,500.00
CARE Financial Corp                                    250.00             250.00
SWL Holding Corp                                       250.00             250.00
                                                    ---------          ---------
Total                                               $8,000.00          $8,000.00
                                                    =========          =========































                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997



TAXES

                                                 Month only      Period  to date
                                                  Balance         From 12/31/96


State (KY) income tax                             $208,730.00        $208,730.00
Sales taxes                                            740.85             740.85
Other taxes                                          4,630.81           4,630.81
                                                  -----------        -----------
Total                                             $214,101.66        $214,101.66
                                                  ===========        ===========























                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                       ACCRUAL BASIS-3
Monthly Operating Report
January 31, 1997



CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                              $198,041,903

Receipts from operations:
   Interest received                                      885,358
   Perry Park revenues                                     10,583
   Other                                                    2,056
                                                     ------------
                                                          897,997
Non-operating receipts:
   Shaw  - Tax settlement                                 550,000
   Dividend SLC Financial Services                        260,740
   Dividend BML Agency                                    350,000
                                                     ------------
   Total cash received                                  2,058,737          2,058,737
                                                     ------------       ------------
   Total cash available                                                  200,100,640


Cash disbursed for operations:
   General expenses                                       382,543
   Taxes                                                     (898)

   Directors fees (see schedule at Accrual Basis-6              0
                                                     ------------
                                                          381,645

Non-operating disbursements:


                                                                0


Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                   291,339
   U.S. Trustee Fees                                        8,000
                                                     ------------
   Total cash disbursed                                   680,984            680,984
                                                     ------------       ------------
Cash at end of month                                                    $199,419,656
                                                                        ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.




POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
January 31, 1997


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   NONE




Payments to affiliates:

   NONE







PAYMENTS TO PROFESSIONALS:

Related to reorganization:

   Winstead, Sechrest & Minick                         $79,553.52
   Houlihan, Lokey, Howard & Zukin                      80,121.14
   Gibson, Dunn & Crutcher                              39,734.82
   Pryor, Cashman                                       48,067.78
   Southwest Securities                                 28,396.00
   Lightfoot                                            15,466.15
                                                      -----------
   Total reorganization professional fees             $291,339.41
                                                      ===========




SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business.

CASE NAME: I.C.H. CORPORATION                                   ACCRUAL BASIS-7

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      JANUARY 1997


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                                      X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------